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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2002



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                       1-15851                  04-2576375
(State or other jurisdiction       (Commission File          (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600


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Item 5.  Other Events.

APW Ltd. amended certain credit facility agreements, including its Multi-Currency Credit Agreement on January 15, 2002 and its Facility Agreement with the Royal Bank of Scotland on January 18, 2002 to provide for additional flexibility. Among other changes, the amendments provided for the temporary deferment of certain required interest payment obligations. Additionally, on February 12, 2002 APW Ltd. further amended its Multi-Currency Credit Agreement which, among other changes, allowed for the sale of one of its divisions.

Copies of the amended agreements are filed as exhibits hereto and incorporated by reference herein.


Item 7.  Exhibits

Please see exhibit page which is incorporated by reference herein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           APW LTD.
                                           (Registrant)


Date: February 22, 2002                    By: /s/ Richard D. Carroll
                                              --------------------------------
                                                 Richard D. Carroll
                                                 Vice President and Chief
                                                 Financial Officer
                                                 (Duly authorized to sign on
                                                 behalf of the Registrant)

                                      S-1

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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                        Date of Report: January 15, 2002


Exhibit                                                                  Filed
Number                       Description                               Herewith

Exhibit 4.1        Third Amendment to Amended and Restated                   X
                   Multicurrency Credit Agreement among APW Ltd.,
                   Various Financial Institutions, Bank One N.A.,
                   Chase Manhattan Bank and Bank of America, N.A.
Exhibit 4.2        Form of Amendment Agreement to the Facility               X
                   Agreement between APW Electronics Group plc, other Borrowers under the Agreement, The Royal Bank of
                   Scotland plc and National Westminster Bank plc
Exhibit 4.3        Fourth Amendment to Amended and Restated                  X
                   Multicurrency Credit Agreement among APW Ltd.,
                   Various Financial Institutions, Bank One N.A.,
                   Chase Manhattan Bank and Bank of America, N.A.

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